Note 3 - Balance Sheet Components - Schedule of Property and Equipment (Details) - USD ($)	Jun. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Total property and equipment	$ 890,363	$ 890,363	$ 841,417
Accumulated depreciation and amortization	(719,826)	(680,674)	(606,505)
Total property and equipment, net	170,537	209,689	234,912
Equipment and Furnishings [Member]
Total property and equipment	774,758	774,758	725,812
Leasehold Improvements [Member]
Total property and equipment	$ 115,605	$ 115,605	$ 115,605